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EXHIBIT 99.1

CONFIDENTIAL
OCTOBER 9, 1998


                             QUARTERDECK CORPORATION

                 CONVERSION AND REDEMPTION AGREEMENT AND RELEASE



To: The holder of Series C Convertible Preferred Stock and/or Warrants of Quarterdeck Corporation identified on the attached signature page

Ladies and Gentlemen:

     We are writing to you ("Securityholder") in your capacity as the holder of the shares of Series C Convertible Preferred Stock ("Series C Preferred Stock"), or warrants to purchase shares of Series C Preferred Stock ("Warrants"), of Quarterdeck Corporation (the "Company") identified on the signature page hereto. The purpose of this Agreement is to document our agreement regarding (i) the terms pursuant to which you may convert your shares of Series C Preferred Stock into shares of the Company's Common Stock and (ii) the Company's right to redeem your shares of Series C Preferred Stock under certain conditions, as well as certain related matters. Capitalized but undefined terms shall have the meanings provided for in the Certificate of Designations of Series C Convertible Preferred Stock (the "Certificate of Designations") as filed with the Delaware Secretary of State on September 30, 1997. Further, the Securityholder represents and agrees that the signature page attached accurately identifies all shares of Series C Preferred Stock, and all related Warrants, held of record by the Securityholder on the date hereof (such shares and warrants being referred to herein as the "Shares"). All agreements contained herein that apply to Shares apply similarly to shares of Series C Preferred Stock and to the Warrants exercisable for Series C Preferred Stock.

     1. Modified Conversion Terms. For the consideration set forth herein (including, without limitation, the agreement of the Company to issue additional shares of Common Stock in accordance with paragraph 2 of this Agreement) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees not to convert any of the Shares of Series C Preferred Stock at a Conversion Price of less than $0.2650 for a period of six (6) months commencing on the effective date hereof as set forth on the signature page to this Agreement (the "Effective Date"). It is also agreed that, during the first sixty (60) calendar days from the Effective Date, upon conversion of the Series C Preferred Stock in accordance with the provisions contained in Section 4(d) of the Certificate of

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Designations, the Company will issue shares of Common Stock at an effective
Conversion Price of $0.2650 per share (i.e., for each share of Series C Preferred Stock, liquidation preference $1,000, the Company will issue 3,773.585 shares of Common Stock, rounded to the nearest full share), notwithstanding the actual conversion price then in effect, in complete satisfaction of all rights of the Securityholder in respect of such converted Shares of Series C Preferred Stock. The undersigned acknowledges and agrees that upon issuance by the Company of shares of Common Stock in accordance with the formula set forth above, the Company shall have satisfied in full all of its obligations of any sort whatsoever due to Securityholder in respect of Shares of Series C Preferred Stock so converted under the Certificate of Designations, the Preferred Stock Investment Agreement between the Securityholder and the Company related thereto (the "Preferred Stock Investment Agreement"), or otherwise.

     2. Consideration. As partial consideration for entering into this Agreement with the Company, the Company will issue additional shares of Common Stock (or, at the sole election of the Company, cash) to each Securityholder, up to an amount equal to five percent (5.0%) of the original purchase price of the Shares of Series C Preferred Stock owned by the Securityholder identified on the signature page hereto, to the extent, but only the extent, that the Securityholder does not realize at least a 50% gross aggregate return upon resale of the shares of Common Stock received upon conversion of such Shares of Series C Preferred Stock in bona fide market transactions with one or more unrelated third party buyers. Such issuance of additional shares of Common Stock pursuant to this paragraph 2 will occur six (6) months from the Effective Date or such earlier time as the Securityholder converts all of the Shares of Series C Preferred Stock into shares of Common Stock, or earlier if elected by the Company in connection with any Sales Event (as defined below). The shares of Common Stock issued pursuant to this paragraph 2 will be valued based on the actual Conversion Price in effect at the time of issuance (subject to the $0.2650 floor set forth in paragraph 1 hereto and, if the issuance occurs during the first sixty (60) calendar days from the Effective Date, also subject to the $0.2650 ceiling set forth in paragraph 1 hereto). The Company may require that the Securityholder provide reasonable documentation to establish the actual return received upon resale of the shares of Common Stock.

     3. Special Redemption. During the six month period commencing on the Effective Date, the Company shall have the right (the "Special Redemption Right"),which may be assigned, to repurchase all of the shares of Series C Preferred Stock owned by the Securityholder at a price equal to 110% of the original purchase price (i.e., $1,100 per share of Series C Preferred Stock). The Special Redemption right provided for in this paragraph 3 may only be exercised by providing ten (10) days prior notice to all holders, which notice may be made in the form of a press release disseminated to the Dow Jones Newswire Service. During the ten (10) days from the date of such notice of redemption to the effective date of the redemption, conversions of Series C Preferred Stock may take place in accordance with the terms of the Certificate of Designations.

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     4.   Sales Event. The Securityholder agrees that upon a Sales Event (as defined below) the Company may, at its election, (i) repurchase Shares of Series C Preferred Stock at a price equal to 110% of the original purchase price (i.e., $1,100 per share of Series C Preferred Stock), (ii) require that the Securityholder convert its Shares of Series C Preferred Stock into shares of Common Stock (at the then applicable Conversion Price, subject to the $0.2650 floor set forth in paragraph 1 hereto, and the $.2650 ceiling set forth in paragraph 1 hereto, if then applicable) immediately prior to the consummation of the transaction or (iii) effect a combination of the foregoing. A "Sales Event" shall mean (i) the sale of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other entity in which the stockholders of the Company immediately prior to the consolidation or merger do not retain a majority of the voting power of the surviving corporation or (iii) the sale of (or the acquisition by a person or group of) more than 50% of the stock of the Company in any transaction or series of related transactions. Notice of a Sales Event shall be given to Securityholders in the form of a press release disseminated to the Dow Jones Newswire Service.

     5. Assignees Bound; Duty to Legend Certificates. This Agreement shall apply to the Shares of Series C Preferred Stock, whether in the hands of the Securityholder or any transferee, it being understood that it shall be the sole responsibility of Securityholder to advise any subsequent transferee of the terms of this Agreement (including by attaching a copy of this Agreement to the certificate(s) evidencing such Shares) in order to cause the transferee to have actual knowledge of this Agreement and be bound hereby in the same manner as the Securityholder. The Company will refuse to give effect to the direct or indirect transfer of any of the Shares (including the entry of stop-transfer instructions) unless and until it receives satisfactory written acknowledgment by the transferee that it is bound by and subject to this Agreement.

     6. Release of the Company. For the consideration set forth herein (including, without limitation, the agreement of the Company to issue additional shares of Common Stock in accordance with paragraph 2 hereto) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Securityholder, for itself and its affiliates, heirs, executors, assigns and personal representatives (collectively, for purposes of this Section 6, the "Derivative Claimants"), knowingly and voluntarily, hereby releases, waives and forever discharges (for purposes of this Section 6, the "Release") the Company, and its officers, directors, employees, affiliates, subsidiaries, agents, representatives, accountants, counsel, shareholders, and the successors and assigns of each such person (collectively, for purposes of this Section 6, "Released Parties"), from all claims, demands, damages, liabilities, obligations, causes of action, suits, debts, sums of money, judgments and executions, whatsoever, in law or in equity (collectively, for purposes of this Section 6, "Claims") of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this Release) relating to (i) the acquisition of Shares, (ii) the

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ownership of such Shares by Securityholder prior to the Effective Date, or (iii)
the accrual of any obligation to make any payment pursuant to Section I.4(b) of the Preferred Stock Investment Agreement with respect to any event occurring on or prior to October 21, 1998. Notwithstanding the foregoing, the obligations of the parties under the Certificate of Designations shall, except as expressly modified in this Agreement, continue with respect to outstanding Shares and not be released hereby.

     In furtherance of the foregoing, Securityholder agrees on behalf of itself and the Derivative Claimants not to use or prosecute any action against any of the Released Parties with respect to any of the matters within the scope of this Release and agrees to hold each of the Released Parties harmless with respect to any such suit or prosecution in contravention of this section.

     Securityholder also specifically acknowledges that it is aware of and familiar with the provisions of California Civil Code Section 1542 which provides as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THIS SETTLEMENT WITH THE DEBTOR."

     Securityholder, being aware of this section hereby expressly waives and relinquishes all rights and benefits he may have thereunder as well as under any other statutes or common law principles of similar effect.

     7. Release of the Securityholder. For the consideration set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, for itself and its affiliates, heirs, executors, assigns and personal representatives (collectively, for purposes of this Section 7, the "Derivative Claimants"), knowingly and voluntarily, hereby releases, waives and forever discharges (for purposes of this Section 7, the "Release") the Securityholder, and its officers, directors, employees, affiliates, subsidiaries, agents, representatives, accountants, counsel, shareholders, and the successors and assigns of each such person (collectively, for purposes of this Section 7, "Released Parties"), from all claims, demands, damages, liabilities, obligations, causes of action, suits, debts, sums of money, judgments and executions, whatsoever, in law or in equity (collectively, for purposes of this Section 7, "Claims") of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this Release) relating to (i) the sale of the Shares, or (ii) the ownership of such shares by Securityholder prior to the Effective Date. Notwithstanding the foregoing, the obligations of the parties under the Certificate of Designations shall, except as expressly modified in this Agreement, continue with respect to outstanding Shares and not be released hereby.

     In furtherance of the foregoing, the Company agrees on behalf of itself and the Derivative Claimants not to use or prosecute any action against any of the Released

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Parties with respect to any of the matters within the scope of this Release and agrees to hold each of the Released Parties harmless with respect to any such suit or prosecution in contravention of this section.

     The Company also specifically acknowledges that it is aware of and familiar with the provisions of California Civil Code Section 1542 which provides as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
               THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN
               HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE,
               WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY
               AFFECTED THIS SETTLEMENT WITH THE DEBTOR."

     The Company, being aware of this section hereby expressly waives and relinquishes all rights and benefits he may have thereunder as well as under any other statutes or common law principles of similar effect

     8. Representation of Securityholder. The Securityholder acknowledges that the Registration Statement relating to the shares of Common Stock issuable with respect to Shares has been suspended by the Company. Securityholder is entering into this Agreement without any representation or warranty from the Company as to whether or not there is any pending undisclosed positive or negative development in the Company's business or prospects. The Company has offered to provide to the Securityholder an update on such matters, but the Securityholder, being sophisticated and experienced in the investment in securities such as the Shares, has refused to receive such data. Any claim that the Company failed to adequately provide an update as to developments at the Company is being intentionally and knowingly released in Section 6 of this Agreement.

     9. Warrants. In the event the Securityholder owns any Warrants, the Securityholder agrees that such Warrants may only be issued for cash, and that the cashless exercise provision may not be utilized after the Effective Date. Any Warrants will be exercised within one (1) business day of the delivery of a written request by the Company; provided, however, that the Company may not deliver such a written request unless the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock issuable upon exercise of such Warrant are covered by a resale registration statement that is effective under the Securities Act of 1933, as amended, and a current prospectus is available of delivery to buyers. Once the Securityholder exercises Warrants and receives shares of Series Preferred Stock (or shares of Common Stock upon conversion), such shares will be bound by, and entitled to the benefits of, this Agreement.

     10. Effectiveness. This Agreement shall be effective as of the Effective Date identified below upon acceptance and execution by the Company and the Securityholder.

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     11.  Miscellaneous. The miscellaneous provisions contained in Sections
VII.2, 3, 4, 5, 6, 7, 8 and 9 of the Preferred Stock Investment Agreement are incorporated into this Agreement as if fully set forth herein.

                            (Signature Page Follows)

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                 CONVERSION AND REDEMPTION AGREEMENT AND RELEASE


     If the foregoing accurately reflects our agreement on this matter, please so indicate by completing and executing this signature page and returning it to the Company.


                                             QUARTERDECK CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             Effective Date:
                                                            --------------------

Name of Securityholder:
                       --------------------

Number of shares of Series C Preferred Stock owned of Record:
                                                             -------------------

Certificate Number(s):
                      ----------------------------------------------------------

Number of Warrants owned of Record:
                                   ---------------------------------------------

Certificate Number(s):
                      ----------------------------------------------------------


By:
   ----------------------------------------
   Name:
   Title: